                                                                    Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                  15-May-02
Determined as of:                      09-May-02
For the Monthly Period Ending:         30-Apr-02
Days in Interest Period (30/360)              30
Days in Interest Period (Actual/360)          30

                                                    Beginning                   Ending                 Change
                                                    ---------                   ------                 ------
Pool Balance (Principal)                              3,150,017,560.92         3,172,283,062.68        22,265,501.76
Excess Funding Account                                            0.00                     0.00                 0.00

Invested Amount                                         500,000,000.00           500,000,000.00                 0.00
Class A Invested Amount                                 465,000,000.00           465,000,000.00                 0.00
Class B Invested Amount                                  35,000,000.00            35,000,000.00                 0.00

Principal Funding Account                                         0.00                     0.00                 0.00

Adjusted Invested Amount                                500,000,000.00           500,000,000.00                 0.00
Class A Adjusted Invested Amount                        465,000,000.00           465,000,000.00                 0.00
Class B Adjusted Invested Amount                         35,000,000.00            35,000,000.00                 0.00
Enhancement Invested Amount                                       0.00                     0.00                 0.00

Reserve Account                                           1,250,000.00             1,250,000.00                 0.00

Available Cash Collateral Amount                         50,000,000.00            50,000,000.00                 0.00
Available Shared Collateral Amount                       50,000,000.00            50,000,000.00                 0.00
Spread Account                                            5,000,000.00             5,000,000.00                 0.00

Servicing Base Amount                                   500,000,000.00           500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                         15.87%
Principal Allocation Pct                                        15.87%
Class A Floating Pct                                            93.00%
Class B Floating Pct                                             7.00%
Class A Principal Pct                                           93.00%
Class B Principal Pct                                            7.00%

                                                         Series
Allocations                         Trust                1996-A                Class A             Class B
-----------                  -------------------------------------------------------------------------------------
Principal Collections              336,310,386.41        53,382,303.43            49,645,542.17         3,736,761.26

Finance Charge Collections          48,997,409.83         7,777,323.27             7,232,910.65           544,412.62
PFA Investment Proceeds                  N/A                      0.00                     0.00                 0.00
Reserve Account Draw                     N/A                      0.00                     0.00                 0.00
 Less: Servicer Interchange                                 520,833.33               484,375.00            36,458.33
                                                            ----------               ----------            ---------
Available Funds                                           7,256,489.94             6,748,535.65           507,954.29

Monthly Investor Obligations
----------------------------
Monthly Interest                                            870,312.50               806,000.00            64,312.50
Monthly Servicing Fee                                       104,166.67                96,875.00             7,291.67
Defaulted Amounts                   20,350,249.89         3,230,180.38             3,004,067.76           226,112.62
                                                          ------------             ------------           ----------
Total Obligations                                         4,204,659.55             3,906,942.76           297,716.79

Excess Spread                                             3,277,943.01             2,841,592.89           436,350.12
Required Amount                                                   0.00                     0.00                 0.00

1 Mo. Libor Rate                        1.860000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                   26,041.67
Interest on CCA Draw                                                                       0.00
                                                                                           ----
Monthly Cash Collateral Fee                                                           26,041.67

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                              8.60%
Principal Payment Rate - 3 month average                                       10.95%
Calculated Current Month's Spread Account Cap                                   1.00%
Spread Account Cap Adjustment                                                   0.00%
Applicable Spread Account Cap Percentage                                        1.00%
Beginning Cash Collateral Amount                                        50,000,000.00
Required Cash Collateral Amount                                         50,000,000.00
Cash Collateral Account draw                                                     0.00
Cash Collateral Account Surplus                                                  0.00
Beginning Spread Account Balance                                         5,000,000.00
Required Spread Account Amount                                           5,000,000.00
Required Spread Account Draw                                                     0.00
Required Spread Account Deposit                                                  0.00
Spread Account Surplus                                                           0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                               0
Controlled Accumulation Amount                                          46,500,000.00
Required PFA Balance                                                             0.00
Beginning PFA Balance                                                            0.00
Controlled Deposit Amount                                                        0.00
Available Investor Principal Collections                                56,612,483.81
Principal Shortfall                                                              0.00
Shared Principal to Other Series                                        56,612,483.81
Shared Principal from Other Series                                               0.00
Class A Monthly Principal                                                        0.00
Class B Monthly Principal                                                        0.00
Monthly Principal                                                                0.00
PFA Deposit                                                                      0.00
PFA Withdrawl                                                                    0.00
Ending PFA Balance                                                               0.00
Principal to Investors                                                           0.00
Ending Class A Invested Amount                                         465,000,000.00
Ending Class B Invested Amount                                          35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                          10.13%
Revolving Investor Interest                                            500,000,000.00
Class A Invested Amount                                                465,000,000.00
Available Principal                                                     50,630,256.34
Class A Accumulation Period Length                                                 10

Reserve Account
---------------
Available Reserve Account Amount                                         1,250,000.00
Covered Amount                                                                   0.00
Reserve Draw Amount                                                              0.00
Portfolio Yield                                                                12.28%
Reserve Account Factor                                                         83.33%
Portfolio Adjusted Yield                                                        8.30%
Reserve Account Funding Period Length                                               3
Reserve Account Funding Date                                                15-Mar-02
Weighted Average Coupon                                                         2.09%
Required Reserve Account Amount                                          1,250,000.00
Reserve Account Surplus                                                          0.00
Required Reserve Account Deposit                                                 0.00
Portfolio Yield - 3 month average                                              12.48%
Base Rate - 3 month average                                                     4.08%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                               8.40%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.